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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 20, 2006
                                                         ----------------

                                  Voxware, Inc.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       0-021403                 36-3934824
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)

Lawrenceville Office Park, 168 Franklin Corner Road,
  Lawrenceville, New Jersey                                        08648
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (609) 514-4100
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              On January 20, 2006, Voxware, Inc. (the "Company") entered into a Fourth Loan Modification Agreement with Silicon Valley Bank (the "Loan Modification Agreement"), effective as of December 26, 2005, wherein, among other matters, the working capital line of credit was renewed to December 26, 2006. The principal amount due under the term loan was $667,000 as of December 31, 2005, with $1,333,000 available under the working capital line of credit at that date. The term loan bears interest at a rate of prime, 7.25% as of December 31, 2005, plus 0.5% per annum and is secured by all of the Company's assets, including its intellectual property, and a guarantee by the Company's two largest shareholders, Edison Venture Fund V L.P. and Cross Atlantic Technology Fund II L.P.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

        (c)   Exhibits.
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        Exhibit No.     Description
        -----------     -----------

           10.1 Fourth Loan Modification Agreement, dated as of January 20, 2006, by and between Voxware, Inc. and Silicon Valley Bank.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             VOXWARE, INC.


Dated: January 24, 2006                      By:  /s/ Paul Commons
                                                --------------------------------
                                                Name: Paul Commons
                                                Title: Vice President and Chief
                                                       Financial Officer